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                               ECLIPSE FUNDS INC.

                                 EAFE INDEX FUND

                                  No-Load Class
                                  Service Class

                         Supplement dated April 24, 2002
                      to the Prospectus dated March 1, 2002


On April 18, 2002, the Board of Directors of Eclipse Funds Inc. met and approved a proposal to change the investment objective of the Eclipse EAFE Index Fund (the "Fund") from a passively-managed strategy designed to match the return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "EAFE Index") to an actively-managed strategy designed to outperform the EAFE Index.

The proposal to change the investment objective of the Fund requires the approval of the Fund's shareholders. Accordingly, the Board has called a Special Meeting of shareholders to be held on or about June 28, 2002. The record date for the meeting is expected to be May 15, 2002. If you own shares of the Fund as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about these proposals are expected to be sent to shareholders on or about May 31, 2002.

If the proposal is approved by shareholders, the name of the Fund will be changed to the Eclipse International Broad Market Fund.

If approved by shareholders, it is anticipated that this proposal would become effective on or about July 1, 2002.





                                                         MSEC01-04/02